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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate                                         (Page 1 of 3)
Distribution Date:                                          01/20/98

Investor Certificateholder Floating Allocation Percentage    95.50%
Investor Certificateholder Fixed Allocation Percentage       97.90%
Aggregate Amount of  Collections                            9,119,690.97
Aggregate Amount of  Interest Collections                   2,297,006.98
Aggregate Amount of  Principal Collections                  6,822,683.99
Class A Interest Collections                                2,193,588.83
Class A Principal Collections                         6,418,802.90
Seller Interest Collections                                 103,418.15
Seller Principal Collections                                403,881.09
Weighted Average Loan Rate                                  14.13%
Net Loan Rate                                               13.13%
Weighted Average Maximum Loan Rate                          19.57%
Class A-1 Certificate Rate                                  6.19%
Maximum Investor Certificate Rate                            13.13%
Class A-1 Certificate Interest Distributed                   942,202.94
Class A-1 Investor Certificate Interest Shortfall before Policy Draw     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Class A-2 Certificate Rate                                  6.17%
Maximum Investor Certificate Rate                           13.13%
Class A-2 Certificate Interest Distributed                  41,305.61
Class A-2 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-2 Certificate Interest Shortfall Received    0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining    0.00
Unpaid Class A-2 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                       6,679,714.65
Alternative Principal Dist. Amount (APDA)             6,418,802.90
Rapid Amortization Period? (Y=1, N=0)                 0.00
Scheduled Principal  Distribution Amount (SPDA)       6,418,802.90
Principal  allocable to Class A-1                     6,148,436.50
Principal allocable to Class A-2                            270,366.40
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00
Reimbursement to Credit Enhancer                            0.00
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                               453,101.35
Reduction in Certificate Principal Balance due to Current Class A-2
      Liquidation Loss Amount                               19,924.31
Cumulative Investor Liquidation Loss Amount                  473,025.66
Total Principal allocable to A-1                            6,601,537.85
Total Principal allocable to A-2                            290,290.71
Beginning Class A-1 Certificate Principal Balance           188,993,130.52
Beginning Class A-2 Certificate Principal Balance           8,310,523.39
Ending Class A-1 Certificate Principal Balance        182,391,592.67
Ending Class A-2 Certificate Principal Balance              8,020,232.68
Class A-1 Factor                                            0.4010149
Class A-2 Factor                                            0.4010116
Pool Factor (PF)                                            0.4173766

Servicer Certificate                                        (Page 2 of 3)
Distribution Date:                                          01/20/98

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                                  166,438.53
Beg. Accrued and Unpaid Inv. Servicing Fees           0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees           0.00
Aggregate Investor Liquidation Loss Amount            473,025.66
Investor Loss Reduction Amount                        0.00
Beginning Pool Balance                                      209,142,395.21
Ending Pool Balance                                         202,226,190.87
Beginning Invested Amount                                   199,726,240.91
Ending Invested Amount                                      192,834,412.35
Beginning Seller Principal Balance                          9,416,154.30
Ending Seller Principal Balance                       9,391,778.52
Additional Balances                                         403,881.09
Beginning Funding Account Balance                     0.00
Ending Funding Account Balance                        0.00
Ending Funding Account Bal % (before any purchase of Subsequent Loans)  0.00%
Principal Balance of Subsequent Loans                       0.00
Beginning Reserve Account Balance                           1,211,294.00
Ending Reserve Account Balance                              1,211,294.00
Beginning Seller Interest                                   4.0748%
Ending Seller's Interest                                    4.6442%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                  494
     Trust Balance                                          15,011,920.48
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        146
     Trust Balance                                          4,696,702.38
   90+ days (Del Stat 3+)
     No. of Accounts                                        349
     Trust Balance                                          11,061,378.15
   270+ days (Del Stat 9+)
     No. of Accounts                                  117
     Trust Balance                                    3,777,819.73
   REO
     No. of Accounts                                        38
     Trust Balance                                          1,394,907.99
Rapid Amortization Event ?       No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ?     No
   Failure to perform other covenants as described in the Agreement ?      No
   Breach of Representation or Warranty ?                                No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
Event of Default ?                                                         No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date?No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                                          No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                                          No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?    No
   Trigger Event ?                                                         No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                       507,299.24
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00
Application of Available Funds

Servicer Certificate                                           (Page 3 of 3)
Distribution Date:                                                   01/20/98

     Aggregate Amount of Collections                             9,119,690.97
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee                                                 166,438.53
     Prinicpal and Interest to Class A-1                         7,543,740.79
     Prinicpal and Interest to Class A-2                           331,596.32
     Seller's portion of Principal and Interest                    507,299.24
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                               570,616.09
     Total                                                       9,119,690.97


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.




A Servicing Officer

Statement to Certificateholders                                 (Page 1 of 1)
Distribution Date:                                                   01/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage       95.4977%
Class A Certificateholder Fixed Allocation Percentage          97.9045%
Beginning Class A-1 Certificate Balance                        188,993,130.52
Beginning Class A-2 Certificate Balance                        8,310,523.39
Class A-1 Certificate Rate                                     6.18875%
Class A-2 Certificate Rate                                     6.17000%
Class A-1 Certificate Interest Distributed                     2.071572
Class A-2 Certificate Interest Distributed                     2.065281
Class A-1 Certificate Interest Shortfall Distributed           0.000000
Class A-2 Certificate Interest Shortfall Distributed           0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall      0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall      0.000000
Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed                    14.514457
Class A-2 Certificate Principal Distributed                    14.514535
   Maximum Principal Distribution Amount                       14.067740
   Scheduled Principal  Distribution Amount (SPDA)             13.518250
   Accelerated Principal Distribution Amount                   0.000000
   Aggregate Investor Liquidation Loss Amount Distributed      0.996211
Total Amount Distributed to Certificateholders                 15.589557
Principal Collections deposited into Funding Account           0.00
Ending Funding Account Balance                                 0.00
Ending Class A-1 Certificate Balance                           182,391,592.67
Ending Class A-2 Certificate Balance                           8,020,232.68
Class A-1 Factor                                               0.4010149
Class A-2 Factor                                               0.4010116
Pool Factor (PF)                                               0.4173766
Unreimbursed Liquidation Loss Amount                           0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount       0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        0.00
Class A Servicing Fee                                          166,438.53
Beginning Invested Amount                                      199,726,240.91
Ending Invested Amount                                         192,834,412.35
Beginning Pool Balance                                         209,142,395.21
Ending Pool Balance                                            202,226,190.87
Credit Enhancement Draw Amount                                 0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                           494
     Trust Balance                                             15,011,920.48
   60 - 89 days (Del Stat 2)
     No. of Accounts                                           146
    Trust Balance                                             4,696,702.38
   90+ days (Del Stat 3+)
     No. of Accounts                                          349
Trust Balance                                             11,061,378.15
   REO
     No. of Accounts                                           38
     Trust Balance                                             1,394,907.99
Aggregate Liquidation Loss Amount for Liquidated Loans         364,610.76
Class A-1 Certificate Rate for Next Distribution Date          To be updated
Class A-2 Certificate Rate for Next Distribution Date          To be updated
Amount of any Draws on the Policy                              0.00
Subsequent Mortgage Loans
     No. of Accounts                                           0.00
     Trust Balance                                             0.00